Exhibit 4.3
Common Stock
Par Value $.01


                        BIG FLOWER PRESS HOLDINGS, INC.


                                                                    SHARES
SEE REVERSE SIDE FOR
CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

/s/ Mark Alan Angelson                                     /s/
       Secretary                                         Chairman of the Board



THIS CERTIFIES THAT
                                                            CUSIP 089159 10 7



                                    SPECIMEN

IS THE OWNER OF

          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, OF

(STAMPED OVER THE TEXT BELOW): REPRESENTS SHARES OF BIG FLOWER HOLDINGS, INC. (NEW PARENT HOLDING COMPANY OF BIG FLOWER PRESS HOLDINGS, INC.)

Big Flower Press Holdings, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile segnatures of its duly authorized offiers.

Dated

                          COUNTERSIGNED AND REGISTERED:
                              THE BANK OF NEW YORK,
                         TRANSFER AGENT AND REGISTRAR BY

                              THE BANK OF NEW YORK

                          TRANSFER AGENT AND REGISTRAR

                                       BY


                              AUTHORIZED SIGNATURE

(ON BACK OF CERTIFICATE)

         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, imitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ________   Custodian ___________
                     (Cust)                (Minor)
                    under Uniform Gifts to Minors
                    Act ____________________________
                              (State)
UNIF TRF MIN ACT -  ________   Custodian (until age ___________)
                     (Cust)
                    __________ under Uniform Transfer's
                     (Minor)
                    to Minors Act ________________________
                                        (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

Please Insert Social Security or other
Identifying Number of Assignee
______________________________________
|                                    |
|____________________________________|


________________________________________________________________________________
  (Please Print or Typewrite Name and Address, Including Zip Code of Assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                   X____________________________________________

                                   X____________________________________________
                              NOTICE  The signature(s) to this Assignment
                                      must correspond with the Name(s) as
                                      written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.

Signature(s) Guaranteed


By________________________________________
The Signature(s) should be guaranteed by an Eligible
Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved Signature Guarantee
Medallion Program) pursuant to S.E.C. Rule 17Ad-15.